UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

Ellington Credit Company
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01    Other Events.
As previously disclosed, on April 1, 2024, Ellington Credit Company (the "Company") announced (the "Announcement") that its Board of Trustees had unanimously approved a strategic transformation of the Company's investment strategy to focus on corporate collateralized loan obligations ("CLOs"). In connection with the Announcement and the strategic transformation: (i) the Company revoked its election to be treated as a real estate investment trust for U.S. federal income tax purposes, effective January 1, 2024; (ii) changed its name to Ellington Credit Company from Ellington Residential Mortgage REIT; and (iii) rescheduled its 2024 annual meeting of shareholders, in anticipation of submitting proposals at such annual meeting to enable the Company to convert to a closed-end fund (a "CEF") registered under the Investment Company Act of 1940, as amended that would be treated as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended, and complete the Company's transition from an MBS-focused company to a CLO-focused company (collectively with the CEF and RIC conversions, the "Conversion"). On July 2, 2024, the Company filed a preliminary proxy statement requesting shareholder approval of the matters that would allow the Company to complete the Conversion. Information related to the strategic transformation and the Conversion is referred to herein as the "Solicitation Information."
On August 13, 2024, Ellington Credit Company (the "Company") held a conference call to discuss the Company's financial results for the quarter ended June 30, 2024 (the "Earnings Call").
In connection with that Earnings Call, the Company made available to investors an investor presentation containing Solicitation Information (such investor presentation, the "IP"). The portions of the IP that could be deemed to include Solicitation Information are filed herewith as Exhibit 99.1 to this current report on Form 8-K and the information on those portions of the IP is incorporated herein by reference.
Additionally, certain statements made on the Earnings Call contained Solicitation Information. The following are excerpts from the transcript of the Earnings Call discussing Solicitation Information and are placed in chronological order:
LAURENCE PENN:
"Once EARN completes its conversion to a CLO-focused closed end fund, Greg and Mike Vranos, Ellington's founder and Head of all Portfolio Management activities, will officially be designated as EARN's two portfolio managers. We are all very excited to have these two veteran credit investors leading EARN’s investment strategy going forward. As you can also see on slide 3, the rest of EARN’s management team will remain intact...
...I’ll begin with an update on EARN’s strategic transformation into a CLO-focused closed-end fund. As a reminder, it was last September that we began rotating EARN’s capital into CLOs, and since then we've been steadily growing that portfolio as we approach our targeted conversion date later this year. Everything continues to go as planned, and in early July we filed our preliminary proxy statement, in anticipation of a shareholder vote at our annual meeting later this year. Subject to that shareholder vote, we will convert to a closed-end fund for SEC purposes, and a regulated investment company, or RIC, for tax purposes, thus completing our transformation from an Agency mortgage REIT to a CLO-focused closed-end fund. We remain on track to complete all of these steps prior to year end. On slide 5 we reiterate some of the anticipated benefits to shareholders of the transformation, which include better projected risk-adjusted returns over the long term, and enhanced access to the capital markets.
...But that said, until we actually complete our conversion process, we must continue to hold a core portfolio of liquid Agency MBS in order to maintain our exemption from the 1940 Act."
CHRIS SMERNOFF:
"In connection with our strategic transformation, we revoked our REIT election effective January 1st of this year, and are currently operating as a taxable C-Corp....After our conversion to a closed-end fund/RIC, we will generally not be subject to corporate income tax."
GREGORY BORENSTEIN:
"I...am very excited to become your co-portfolio manager, with Mike Vranos, going forward."
MARK TECOTZKY:
"As we mentioned on last quarter's earnings call, we have laid out a clear set of priorities as we manage our investment transition from an Agency MBS focus to a CLO focus. During the quarter, we stuck to our plan and made very good progress with that transition."

LAURENCE PENN:
"We remain energized as we look forward to a successful shareholder vote at our annual meeting later this year, after which we can complete our conversion to a CLO-focused closed-end fund/RIC. I strongly believe that our strategic transformation will generate superior risk-adjusted returns for Ellington Credit shareholders. I am particularly pleased with how positive our conversations with investors and analysts have been following the announcement of the transformation earlier this year."

Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in the default rates on corporate loans, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on collateralized loan obligations ("CLOs"), a deterioration in the CLO market, our ability to utilize our net operating loss carryforwards, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the link to the Company's SEC filings under "For Investors" on the Company's website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
This communication relates to the proposed Conversion, along with related proposals for which shareholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Company intends to file relevant materials with the SEC, which will include a definitive proxy statement (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE CONVERSION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov.

Participants in the Solicitation
The Company and its respective directors, executive officers and certain other members of management and employees of Ellington Management Group, L.L.C. and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company's shareholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.
99.1    Investor Presentation dated August 13, 2024
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON CREDIT COMPANY

Dated:	August 13, 2024	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer